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                                                                    Exhibit 10.9

                                                                  Conformed Copy

           AMENDMENT NO. 1 TO REGISTRATION AND PARTICIPATION AGREEMENT

            AMENDMENT NO. 1, dated as of November 19, 1999 (the "Amendment"), to the Registration and Participation Agreement, dated as of March 30, 1998 (the "Agreement"), among NA Holding Corporation, a Delaware corporation (the "Company") and Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the "CD&R Fund").

                              W I T N E S S E T H :

            WHEREAS, the Company is a party to an Acquisition Agreement, dated as of September 14, 1999, as amended from time to time (the "Acquisition Agreement"), with NFC plc, a company organized under the laws of England and Wales ("NFC"), pursuant to which the Company has issued as of the date hereof 174,961 shares of its Common Stock, par value $0.01 per share (the "Common Stock") and has executed and delivered to NFC International Holdings (Netherlands II) BV a Common Stock Purchase Warrant (the "Warrant") to purchase 87,480 shares of its Common Stock;

            WHEREAS, the Company has entered into a Stock Subscription Agreement, dated as of the date hereof, as amended from time to time (the "NFC Subscription Agreement"), with NFC, pursuant to which the Company will issue and sell to NFC, and NFC will purchase from the Company, on or before December 31, 1999, 56,338 shares of Common Stock;

            WHEREAS, the Company has entered into a Stock Subscription Agreement, dated as of the date hereof, as amended from time to time (the "CD&R Fund Subscription Agreement") with the CD&R Fund, pursuant to which the Company will issue and sell to the CD&R Fund, and the CD&R Fund will purchase from the Company, on or before December 31, 1999, up to 281,690 shares of Common Stock less such number of shares of Common Stock as NFC purchases on or before December 31, 1999;

            WHEREAS, in connection with the Acquisition Agreement, the Company, North American Van Lines, Inc., NFC plc and the CD&R Fund have entered into a Letter Agreement, dated as of the date hereof, as may be amended from time to time, setting forth certain rights and obligations relating to the shares of the Common Stock of the Company owned by NFC; and

            WHEREAS, the Company and the CD&R Fund have agreed to amend the Agreement and to make NFC a party to the Agreement, subject to the terms and conditions of this Amendment;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without other definition are used as defined in the Agreement.

2. Amendment to Section 2 of the Agreement.

            (a) The definition of "Qualifying Number" is hereby amended by deleting the words "and Individual Investors" in the third line thereof.
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            (b) The definition "Registrable Securities" is hereby amended by deleting "and" where it appears before clause "(c)" in the first sentence thereof, by redesignating clause "(c)" as clause "(e)" and by adding new clauses
(c) and (d) to the first sentence thereof as follows:

            "(c) any shares of Common Stock issued pursuant to the Acquisition Agreement and upon exercise of the Warrant and any other shares of Common Stock otherwise acquired by NFC or any of its Affiliates pursuant to the NFC Stock Subscription Agreement or otherwise;"

            "(d) any shares of Common Stock issued to the CD&R Fund pursuant to the Second Fund Stock Subscription Agreement, and".

            (c) The following new defined terms are hereby added to Section 2 in alphabetical order:

            "Acquisition Agreement": the Acquisition Agreement, dated as of September 14, 1999, between the Company and NFC.

            "NFC": NFC plc, a company organized under the laws of England and Wales.

            "NFC Stock Subscription Agreement": The stock subscription agreement, dated as of the date hereof, between the Company and NFC relating to the purchase by NFC of 56,338 shares of Common Stock.

            "Second Fund Stock Subscription Agreement": The stock subscription agreement, dated as of the date hereof, between the Company and the CD&R Fund relating to the purchase by the Fund of up to 281,690 shares of Common Stock.

            "Warrant": the Common Stock Purchase Warrant, dated as of November 19, 1999, to purchase 87,480 shares of Common Stock executed and delivered by the Company to NFC International Holdings (Netherlands II) BV in connection with the transactions contemplated by the Acquisition Agreement and any warrant to purchase Common Stock issued in replacement or substitution of a portion or all of such Warrant.

3. Amendment to Section 3 of the Agreement.

            (a) Section 3.1(a) of the Agreement is hereby amended by adding "(i)" before "Subject" in the first line thereof and adding a new subparagraph
(ii) thereto reading in its entirety as follows:

      "(ii) Subject to the provisions of Section 3.6, at any time after six months following the consummation of a Public Offering and so long as NFC and its Affiliates owns at least 115,650 shares of Common Stock (as adjusted for any stock split, share dividend, share recombination or exchange), NFC shall have the right to make two written requests that


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      the Company effect the registration under the Securities Act of all or part of the Registrable Securities then held by NFC and any of its Affiliates, which requests shall specify the intended method of disposition thereof by NFC and any of its Affiliates, provided that the minimum number of Registrable Securities covered by any such request shall be equal to 115,650 shares of Common Stock."

            (b) Section 3.1(b) of the Agreement is hereby amended by replacing the reference to "Section 3.1" in subparagraph (x) thereof with a reference to "Section 3.1(a)(i), by replacing the reference to "Section 3.1(a)" in subparagraph (x) thereof with a reference to "Section 3.1(b)", and by replacing the reference to "Section 3.1" in subparagraph (y) thereof with a reference to "Section 3.1(a)(i)".

            (c) Section 3.1(d) is hereby amended by replacing the first sentence thereof in its entirety with the following:

      "The Company will pay all Registration Expenses in connection with the first three registrations which are effected as requested under Section 3.1(a)(i) and with the first registration which is requested pursuant to
      Section 3.1(a)(ii), provided that if any pro rata allocation conducted in accordance with Section 3.1(g) results in the registration of less than 80% of the shares of Registrable Securities for which NFC requested registration pursuant to its first request under Section 3.1(a)(ii), then NFC shall not be deemed to have used its first request for purposes of either this Section 3.1(d) or Section 3.1(a)(ii)."

            4. Amendment to Section 6.2. Section 6.2 is hereby amended by adding after the word "Securities" at the end of the first sentence thereof the following:

      ", provided, however, that so long as NFC or any of its Affiliates owns at least 10% of the outstanding shares of Common Stock, this Agreement may not be amended in a manner that adversely affects the rights of NFC or its Affiliates under this Agreement without their prior written consent."

            5. Amendment to make NFC a Party to this Agreement. The Agreement is hereby amended to make NFC a party to the Agreement.

           6. Miscellaneous. Except as expressly amended and modified hereby, the Agreement is hereby reaffirmed.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.


                                 NA HOLDING CORPORATION


                                 By /s/R. Barry Uber
                                    --------------------------------------------
                                    Name: R. Barry Uber
                                    Title: President and Chief Executive Officer


                                 CLAYTON, DUBILIER & RICE
                                   FUND V LIMITED PARTNERSHIP


                                 By CD&R Associates V Limited Partnership,
                                    the general partner

                                 By CD&R Investment Associates II, Inc.


                                    By /s/Donald J. Gogel
                                       -----------------------------------------
                                       Name: Donald J. Gogel
                                       Title: President and Chief Executive
                                              Officer


                                 NFC PLC


                                 By /s/Jeremy Letchford
                                    --------------------------------------------
                                    Name: Jeremy Letchford
                                    Title: Secretary


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